UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	2/28/09

FORM N-CSR

Item 1. Reports to Stockholders.

[INSERT REPORT HERE]

Dreyfus Research Growth Fund, Inc.

ANNUAL REPORT February 28, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

19	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Important Tax Information

30	Board Members Information

33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Research Growth Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from March 1, 2008, through February 28, 2009.

The reporting period was extremely challenging for investors.The U.S. economy has continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions. Meanwhile, the worst financial crisis of our generation has driven major financial institutions and automobile manufacturers to the brink of bankruptcy. Although government and monetary authorities have responded aggressively with massive bailouts, liquidity injections and stimulus programs, several major stock indices have shed more than half their value since peaking in the fall of 2007.The steep decline in equity markets has been broad based, with stocks across all capitalization ranges and economic sectors losing considerable value.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors’ generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them.That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation March 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2008, through February 28, 2009, as provided by Elizabeth Slover, Barry Mills and Dave Sealey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 28, 2009, Dreyfus Research Growth Fund’s Class A shares produced a total return of –39.42%, Class C shares returned –39.67%, Class I shares returned –39.42%, and Class Z shares returned –39.42%.1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index, produced a total return of –40.03% during the same period.2

A deteriorating economic environment and an intensifying financial crisis produced sharp losses across all market capitalization ranges and market sectors of the world’s stock markets.Although the fund declined along with the markets, it produced higher returns than its benchmark, primarily due to the relative success of our security selection strategies.

The Fund’s Investment Approach

In seeking long-term capital growth consistent with the preservation of capital, the fund invests at least 80% of its assets in common stocks. The fund also may invest up to 25% of its assets in foreign securities. Current income is a secondary goal.

Until September 30, 2008, we employed “bottom-up” and “top-down” approaches to create a portfolio of growth stocks. Our top-down analysis of economic, market or industry trends may have led to overweighted or underweighted positions in certain market sectors. We then used a bottom-up fundamental analysis within those sectors to identify companies with sound financial health, growing earnings or cash flows, strong competitive positions and the presence of a catalyst that can trigger an increase in the company’s stock price.

As of September 30, 2008, the fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Conditions Deteriorated in Financial Crisis

The reporting period was dominated by an intensifying global credit crisis and a deepening U.S. recession. As global demand dissipated, commodity prices retreated sharply from record highs. Plunging consumer confidence, tight credit conditions, rising unemployment and several major bank failures exacerbated the economic slowdown. Despite massive government intervention to thaw frozen credit markets and forestall further economic deterioration, investors at the end of the reporting period remained uncertain regarding the outlook for the economy and financial markets.

Security Selection Strategies Cushioned Losses

Although the fund’s absolute performance suffered along with the slumping market, our security selection process produced better relative results. For example, Vertex Pharmaceuticals, Gilead Sciences and Genentech were among the more notable relative contributors to performance in the health care sector as strong fundamentals (Vertex, Gilead) and mergers and acquisition (M&A) activity (Genentech) drove strong relative performance. Strong tactical buy-and-sell decisions among health care services stocks UnitedHealth Group, Quest Diagnostics and McKesson also bolstered the fund’s relative returns. Quest Diagnostics was sold during the reporting period.

A reduced allocation to finance companies and real estate contributed to the fund’s performance compared to its benchmark in the hard-hit financials sector, as did advantageous timing in the purchase and sale of diversified financial company NorthernTrust and asset managerT.Rowe Price Group. Exposure to Waste Management, which is benefiting from positive secular pricing trends and strong cash flows, contributed to the fund’s return in the industrials sector. The position was sold advantageously as the stock declined further into the reporting period.

On the other hand, collapsing global commodities markets put downward pressure on energy and materials stocks, and a slightly overweighted allocation to both sectors undermined the fund’s relative performance. Within the energy sector’s equipment services industry, Schlumberger, National Oilwell Varco, Helmerich & Payne and Transocean detracted significantly from returns compared to the benchmark and were sold during the reporting period. In the materials sector, the stocks of packaging companies Pactiv and Sealed Air suffered from selling pressure, while generally weak demand in the chemical industry weighed on Celanese and Potash Corp. of Saskatchewan. Pactiv, Sealed Air, and Celanese were all sold during the reporting period.

Coca-Cola Enterprises hindered relative performance as slower volumes and royalty payments to parent Coca-Cola squeezed profits. Dean Foods and Smithfield Foods also hurt performance as both companies suffered from over-leveraged balance sheets and market concerns about refinancing. Coca-Cola Enterprises, Dean Foods and Smithfield Foods were all sold during the reporting period. In technology, demand expectations deteriorated far too rapidly for companies to adjust inventory and spending levels, which caused a major change in the earnings outlook for the sector. More specifically, rising handset inventories and adverse currency movements drove information technology holding Nokia lower. Research In Motion saw weaker than expected margins due to increased price competition, while Hewlett-Packard experienced slowing sales. Our position in Research In Motion was sold during the reporting period.

Finding Opportunities in a Challenging Environment

As of the reporting period’s end, investor confidence remained depressed. However, we believe that attractive opportunities exist in the specialty pharmaceutical industry as strategic partnerships and M&A activity increase. We anticipate that information technology firms may benefit as their corporate customers seek to increase productivity while keeping headcounts low. We have continued to wait for signs of stability in the financial sector, and we have remained cautious regarding oil services companies.Yet, we are aware any eventual economic recovery potentially could produce tailwinds for hard-hit energy stocks.

March 16, 2009

Effective 9/30/2008, Dreyfus Growth Opportunity Fund, Inc. adopted a multiple class structure and on 12/1/08 was renamed Dreyfus Research Growth Fund, Inc. Existing shareholders have received Class Z shares and have been grandfathered with respect to the front-end load. Class A,
C, and I shares have also been added.
1	Total return includes reinvestment of dividends and any capital gains paid. It includes the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.The total return figures for
Class A, Class C and Class I shares reflect the performance of the fund’s Class Z shares for periods prior to 9/30/08, adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter. Past performance is no guarantee of future results.
Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Research Growth Fund, Inc. on 2/28/99 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class C and Class I shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.

Effective December 1, 2008, the fund changed its name from Dreyfus Growth Opportunity Fund, Inc. to Dreyfus Research Growth Fund, Inc. Effective September 30, 2008, the fund converted to a multi-class structure offering Class A, C and I shares. Existing shares were redesignated to Class Z shares. Class Z shares are subject to a shareholder services fee.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares. The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/28/09

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	09/30/08	(42.92)%††	(6.77)%††	(4.53)%††
without sales charge	09/30/08	(39.42)%††	(5.66)%††	(3.97)%††
Class C shares
with applicable redemption charge †	09/30/08	(40.26)%††	(5.73)%††	(4.01)%††
without redemption	09/30/08	(39.67)%††	(5.73)%††	(4.01)%††
Class I shares	09/30/08	(39.42)%††	(5.66)%††	(3.97)%††
Class Z shares	02/04/72	(39.42)%	(5.66)%	(3.97)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A, C and I shares of the fund reflect the performance of the fund’s Class Z shares for periods prior to 9/30/08 (the inception date for Class A, C and I shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from September 1, 2008 to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended February 28, 2009†

	Class A	Class C	Class I	Class Z

Expenses paid per $1,000††	$ 5.56	$ 7.85	$ 4.71	$ 4.90
Ending value (after expenses)	$701.70	$698.90	$701.70	$620.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2009†††

	Class A	Class C	Class I	Class Z

Expenses paid per $1,000††††	$ 7.85	$ 11.08	$ 6.66	$ 6.11
Ending value (after expenses)	$1,017.01	$1,013.79	$1,018.20	$1,018.74

†	From Sptember 30, 2008 (commencement of initial offering) to February 28, 2009 for Class A, Class C and
Class I shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.57% for Class A, 2.22% for Class C and 1.33%
for Class I, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†††	Please note that while Class A, Class C and Class I shares commenced operations on September 30, 2008, the
Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of
comparability.This projection assumes that annualized expense ratios were in effect during the period September
30, 2008 to February 28, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.57% for Class A, 2.22% for Class C, 1.33% for
Class I and 1.22% for Class Z, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS February 28, 2009

Common Stocks—98.3%	Shares	Value ($)

Computers—6.5%
Apple	32,210 [a]	2,876,675
Microsoft	274,940	4,440,281
		7,316,956
Consumer Discretionary—9.0%
Best Buy	28,990	835,492
Carnival	61,410	1,201,180
Darden Restaurants	53,560	1,453,618
Home Depot	31,410	656,155
Kohl’s	24,630 [a]	865,498
Macy’s	56,560	445,127
O’Reilly Automotive	21,480 [a,b]	716,573
Omnicom Group	32,100	771,363
Ross Stores	21,850	645,012
Staples	44,610	711,530
Time Warner	138,030	1,053,169
Viacom, Cl. B	49,020 [a]	754,418
		10,109,135
Consumer Staples—14.0%
Colgate-Palmolive	31,160	1,875,209
CVS Caremark	44,610	1,148,261
Energizer Holdings	18,560 [a]	783,046
Kraft Foods, Cl. A	41,820	952,660
Lorillard	17,480	1,021,531
PepsiCo	81,010	3,899,821
Philip Morris International	93,730	3,137,143
Wal-Mart Stores	59,130	2,911,561
		15,729,232
Energy—9.2%
Cameron International	27,830 [a]	536,562
Chevron	21,320	1,294,337
Diamond Offshore Drilling	12,720 [b]	796,781
Hess	26,690	1,459,676
National Oilwell Varco	34,290 [a]	916,572
Noble	25,500	627,045
Noble Energy	17,150	781,011
Occidental Petroleum	33,260	1,725,196

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Southwestern Energy	47,010 [a]	1,352,478
XTO Energy	24,950	789,917
		10,279,575
Financial—3.3%
ACE	17,400	635,274
Aflac	22,340	374,418
Moody’s	35,800 [b]	642,610
Northern Trust	36,060	2,003,133
		3,655,435
Health Care—17.0%
Alexion Pharmaceuticals	17,830 [a]	609,786
Amgen	10,770 [a]	526,976
Baxter International	28,950	1,473,845
Biogen Idec	19,320 [a]	889,493
Cardinal Health	17,780	576,961
Celgene	25,520 [a]	1,141,510
Cephalon	8,160 [a,b]	535,214
Covidien	16,370	518,438
Genentech	17,930 [a]	1,533,912
Genzyme	13,810 [a]	841,443
Gilead Sciences	46,300 [a]	2,074,240
Life Technologies	23,080 [a]	672,782
McKesson	17,510	718,260
Medco Health Solutions	21,390 [a]	868,006
Merck & Co.	27,900	675,180
Psychiatric Solutions	24,460 [a,b]	414,352
Schering-Plough	62,540	1,087,571
St. Jude Medical	33,840 [a]	1,122,134
UnitedHealth Group	29,000	569,850
Vertex Pharmaceuticals	26,680 [a]	806,536
Wyeth	21,420	874,364
Zimmer Holdings	14,290 [a]	500,436
		19,031,289
Industrial—10.0%
Danaher	22,300	1,131,948
Dover	25,460	634,972
Eaton	16,670	602,621

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Emerson Electric	25,400	679,450
Goodrich	40,560	1,344,158
Honeywell International	36,730	985,466
Illinois Tool Works	37,350	1,038,330
Lockheed Martin	18,650	1,177,002
Norfolk Southern	13,040	413,629
Paccar	44,880	1,125,142
Parker Hannifin	23,950	799,212
Republic Services	40,940	814,706
Union Pacific	13,000	487,760
		11,234,396
Information Technology—24.4%
Accenture, Cl. A	38,530	1,124,690
Akamai Technologies	62,000 [a]	1,121,580
Amphenol, Cl. A	25,990	660,666
Analog Devices	45,970	856,881
BMC Software	31,000 [a]	918,530
Broadcom, Cl. A	51,490 [a]	847,011
Electronic Arts	52,410 [a]	854,807
Google, Cl. A	8,620 [a]	2,913,474
Hewlett-Packard	99,580	2,890,807
International Business Machines	48,800	4,491,064
Juniper Networks	98,320 [a]	1,397,127
Lam Research	46,530 [a]	910,127
Nokia, ADR	181,870	1,702,303
QUALCOMM	73,040	2,441,727
Symantec	60,180 [a]	832,289
Taiwan Semiconductor Manufacturing, ADR	171,970	1,296,654
Visa, Cl. A	35,760	2,027,950
		27,287,687
Materials—3.0%
Monsanto	19,270	1,469,723
Potash Corp of Saskatchewan	8,380	703,669
Praxair	19,940	1,131,595
		3,304,987
Telecommunication Services—.7%
Metropcs Communications	54,260 [a,b]	786,770

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities—1.2%
PG & E	17,510	669,232
Questar	23,510	677,793
		1,347,025
Total Common Stocks
(cost $130,541,082)		110,082,487

Other Investment—2.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,723,000)	2,723,000 [c]	2,723,000

Investment of Cash Collateral
for Securities Loaned—2.9%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $3,188,988)	3,188,988 [c]	3,188,988
Total Investments (cost $136,453,070)	103.6%	115,994,475
Liabilities, Less Cash and Receivables	(3.6%)	(4,002,247)
Net Assets	100.0%	111,992,228

ADR—American Depository Receipts
a Non-income producing security.
b All or a portion of these securities are on loan. At February 28, 2009, the total market value of the fund’s securities on loan is $3,145,190 and the total market value of the collateral held by the fund is $3,188,988.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	24.4	Money Market Investments	5.3
Health Care	17.0	Financial	3.3
Consumer Staples	14.0	Materials	3.0
Industrial	10.0	Utilities	1.2
Energy	9.2	Telecommunication Services	.7
Consumer Discretionary	9.0
Computers	6.5		103.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,145,190)—Note 1(c):
Unaffiliated issuers	130,541,082	110,082,487
Affiliated issuers	5,911,988	5,911,988
Cash		18,164
Receivable for investment securities sold		677,211
Dividends and interest receivable		247,983
Receivable for shares of Common Stock subscribed		3,797
Prepaid expenses		37,249
		116,978,879
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		112,380
Liability for securities on loan—Note 1(c)		3,188,988
Payable for investment securities purchased		1,543,746
Payable for shares of Common Stock redeemed		73,179
Accrued expenses		68,358
		4,986,651
Net Assets ($)		111,992,228
Composition of Net Assets ($):
Paid-in capital		176,087,596
Accumulated undistributed investment income—net		691,131
Accumulated net realized gain (loss) on investments		(44,327,904)
Accumulated net unrealized appreciation
(depreciation) on investments		(20,458,595)
Net Assets ($)		111,992,228

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z

Net Assets ($)	29,723	34,856	7,328	111,920,321
Shares Outstanding	6,019	7,084	1,484	22,646,333
Net Asset Value Per Share ($)	4.94	4.92	4.94	4.94

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended February 28, 2009

Investment Income ($):
Income:
Cash dividends (net of $2,520 foreign taxes withheld at source):
Unaffiliated issuers	2,350,600
Affiliated issuers	92,248
Income from securities lending	68,390
Total Income	2,511,238
Expenses:
Management fee—Note 3(a)	1,256,181
Shareholder servicing costs—Note 3(c)	362,347
Professional fees	100,925
Registration fees	38,893
Custodian fees—Note 3(c)	20,937
Directors’ fees and expenses—Note 3(d)	17,229
Prospectus and shareholders’ reports	15,377
Loan commitment fees—Note 2	3,023
Distribution fees—Note 3(b)	73
Miscellaneous	17,180
Total Expenses	1,832,165
Less—reduction in fees due to
earnings credits—Note 1(c)	(14,678)
Net Expenses	1,817,487
Investment Income—Net	693,751
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(44,005,901)
Net unrealized appreciation (depreciation) on investments	(32,205,875)
Net Realized and Unrealized Gain (Loss) on Investments	(76,211,776)
Net (Decrease) in Net Assets Resulting from Operations	(75,518,025)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended

	February 28, 2009[a]	February 29, 2008

Operations ($):
Investment income—net	693,751	1,072,912
Net realized gain (loss) on investments	(44,005,901)	20,281,830
Net unrealized appreciation
(depreciation) on investments	(32,205,875)	(13,293,055)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(75,518,025)	8,061,687
Dividends to Shareholders from ($):
Investment income—net:
Class Z Shares	(237,253)	(1,095,785)
Net realized gain on investments:
Class Z Shares	(3,449,664)	(20,821,217)
Total Dividends	(3,686,917)	(21,917,002)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	34,332	—
Class C Shares	39,849	—
Class I Shares	10,000	—
Class Z Shares	3,130,017	3,635,830
Dividends reinvested:
Class Z Shares	3,564,922	21,194,145
Cost of shares redeemed:
Class A Shares	(198)	—
Class Z Shares	(16,333,764)	(20,584,120)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,554,842)	4,245,855
Total Increase (Decrease) in Net Assets	(88,759,784)	(9,609,460)
Net Assets ($):
Beginning of Period	200,752,012	210,361,472
End of Period	111,992,228	200,752,012
Undistributed investment income—net	691,131	236,657

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended

	February 28, 2009[a]	February 29, 2008

Capital Share Transactions:
Class A
Shares sold	6,021	—
Shares redeemed	(2)	—
Net Increase (Decrease) in Shares Outstanding	6,019	—
Class C
Shares sold	7,084	—
Class I
Shares sold	1,484	—
Class Z
Shares sold	448,788	396,062
Shares issued for dividends reinvested	437,413	2,290,056
Shares redeemed	(2,393,718)	(2,214,612)
Net Increase (Decrease) in Shares Outstanding	(1,507,517)	471,506

a	The fund changed to a multiple class fund on September 30, 2008.The existing shares were redesignated as Class Z shares and the fund commenced initial offering of Class A, Class C and Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended February 28, 2009[a]

	Class A	Class C	Class I
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	6.74	6.74	6.74
Investment Operations:
Investment income (loss)—net[b]	.01	(.01)	.01
Net realized and unrealized gain (loss) on investments	(1.81)	(1.81)	(1.81)
Total from Investment Operations	(1.80)	(1.82)	(1.80)
Net asset value, end of period	4.94	4.92	4.94
Total Return (%)[c]	(29.83)[d]	(30.11)[d]	(29.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.59	2.24	1.35
Ratio of net expenses to average net assets[e]	1.57	2.22	1.33
Ratio of net investment income
(loss) to average net assets[e]	.27	(.53)	.46
Portfolio Turnover Rate[c]	162.04	162.04	162.04
Net Assets, end of period ($ x 1,000)	30	35	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Exclusive of sales charge.
e	Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended February 28/29,

Class Z Shares	2009[a]	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	8.31	8.88	8.90	8.07	8.04
Investment Operations:
Investment income—net[b]	.03	.05	.02	.02	.05
Net realized and unrealized
gain (loss) on investments	(3.24)	.34	.56	.83	.04
Total from Investment Operations	(3.21)	.39	.58	.85	.09
Distributions:
Dividends from investment income—net	(.01)	(.05)	(.02)	(.02)	(.06)
Dividends from net realized
gain on investments	(.15)	(.91)	(.58)	—	—
Total Distributions	(.16)	(.96)	(.60)	(.02)	(.06)
Net asset value, end of period	4.94	8.31	8.88	8.90	8.07
Total Return (%)	(39.42)	3.49	6.61	10.58	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	.98	1.04	1.02	1.04
Ratio of net expenses
to average net assets	1.09[c]	.98[c]	1.04	1.02	1.04
Ratio of net investment income
to average net assets	.41	.49	.19	.19	.66
Portfolio Turnover Rate	162.04	106.41	101.93	85.41	103.82
Net Assets, end of period ($ x 1,000)	111,920	200,752	210,361	224,514	226,827

a	The fund changed to a multiple class fund on September 30, 2008. The existing shares were redesignated as
Class Z shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On July 15, 2008, the Board of Directors approved, effective September 30, 2008, the adoption of a multiple class structure. The fund offers Class A, Class C and Class I shares. Existing shares have been redesignated Class Z shares.

At a meeting of the fund’s Board of Directors held on September 23, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Growth Opportunity Fund, Inc.” to “Dreyfus Research Growth Fund, Inc.”

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,484 Class A, Class C and Class I shares of the fund.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

     The following is a summary of the inputs used as of February 28, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	115,994,475	0	0	115,994,475
Other Financial
Instruments†	0	0	0	0
Liabilities ($)
Other Financial
Instruments†	0	0	0	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2009,The Bank of New York Mellon earned $29,310 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date.Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distribu-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

tions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended February 28, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $691,131, accumulated capital losses $20,410,162 and unrealized depreciation $21,353,677. In addition, the fund had $23,022,660 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2009 and February 29, 2008 were as follows: ordinary income $239,486 and $9,198,024 and long-term capital gains $3,447,431 and $12,718,978, respectively.

During the period ended February 28, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $2,024 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million credit facility led by Citibank, N.A. (the “Citibank Facility”) and a $300 million credit facility provided by The Bank of New York Mellon (the “BNYM Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended February 28, 2009, the fund did not borrow under either Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the Manager will bear such excess expense. During the period ended February 28, 2009, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2009, Class C shares were charged $73 pursuant to the Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2009, Class A, Class C and Class Z shares were charged $30, $24 and $191,747, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2009, the fund was charged $113,142 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2009, the fund was charged $14,678 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2009, the fund was charged $20,937 pursuant to the custody agreement.

During the period ended February 28, 2009, the fund was charged $5,181 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $73,760, Rule 12b-1 distribution plan fees $23, shareholder services plan fees $13,015, custodian fees $5,587, chief compliance officer fees $1,995 and transfer agency per account fees $18,000.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2009, amounted to $265,074,284 and $270,663,007, respectively.

At February 28, 2009, the cost of investments for federal income tax purposes was $137,348,152; accordingly, accumulated net unrealized depreciation on investments was $21,353,677, consisting of $3,318,529 gross unrealized appreciation and $24,672,206 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Research Growth Fund, Inc. (formerly, Dreyfus Growth Opportunity Fund, Inc.), including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Growth Fund, Inc., at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York April 17, 2009

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.1454 per share as a long-term capital gain distribution paid on June 30, 2008. The fund also hereby designates 38.73% of the ordinary dividends paid during the fiscal year ended February 28, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 28, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,829 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 174
———————
Peggy C. Davis (66)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55
———————
David P. Feldman (69)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

James F. Henry (78)
Board Member (1971)
Principal Occupation During Past 5Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts
Other Board Memberships and Affiliations:
• Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 33

———————
Ehud Houminer (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 60

———————
Gloria Messinger (79)
Board Member (2006)
Principal Occupation During Past 5Years:
• Arbitrator for American Arbitration Association
• Arbitrator for FINRA (formerly, National Association of Securities Dealers, Inc.)
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 33

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (69)
Board Member (1971)
Principal Occupation During Past 5Years:
• Editor-in-Chief of The New Republic Magazine
• Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
• American Council of Trustees and Alumni, Director
• Pershing Square Capital Management, Advisor
• Montefiore Ventures, General Partner
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 33

———————
Anne Wexler (79)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
• The Community Foundation for the National Capital Region, Director
• Member of the Council of Foreign Relations
• WETA-DC’s Public TV and Radio Station,Vice Chairman
No. of Portfolios for which Board Member Serves: 47

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,386 in 2008 and $27,935 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $10,552 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,255 in 2008 and $2,509 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $84 in 2008 and $-0- in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2008 and $-0- in 2009.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,382,004 in 2008 and $15,158,281 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	April 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	April 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	April 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)